                                                                    EXHIBIT 10-B

                        SEVENTH AMENDMENT TO AMENDED AND
                       RESTATED LOAN AGREEMENT AND WAIVER

       THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT AND WAIVER (this "Seventh Amendment") is dated as of September 30, 1995, among (i) FOXMEYER CORPORATION, a Delaware corporation ("Borrower"), (ii) FOXMEYER DRUG COMPANY, a Kansas corporation, MERCHANDISE COORDINATOR SERVICES CORPORATION, a Delaware corporation, and HARRIS WHOLESALE COMPANY, a Delaware corporation (the "Operating Subsidiaries"), (iii) the LENDERS and ISSUER referred to therein, and (iv) CITICORP USA, INC., a Delaware corporation, as Administrative Agent ("Administrative Agent"), and NATIONSBANK OF TEXAS, N.A., a bank organized under the laws of the United States, as Documentation Agent ("Documentation Agent").

                                  WITNESSETH:

       WHEREAS, FoxMeyer Corporation ("Old FoxMeyer"), Operating Subsidiaries, Lenders and Issuer, and Administrative Agent and NationsBank of Texas, N.A. and Banque Paribas, as Co-Agents, entered into an Amended and Restated Loan Agreement dated as of April 29, 1993, as amended as of October 18, 1993, June 20, 1994 and August 26, 1994 (the "Amended and Restated Loan Agreement"); on October 12, 1994, Old FoxMeyer was merged into Borrower and Borrower succeeded to and assumed all of Old FoxMeyer's rights and obligations under the Amended and Restated Loan Agreement; and Borrower, Operating Subsidiaries, Lenders and Issuer, and Administrative Agent and Documentation Agent entered into additional amendments dated as of November 22, 1994, April 26, 1995 and August 17, 1995 (the Amended and Restated Loan Agreement, as so amended, being herein referred to as the "Loan Agreement");

       WHEREAS, Borrower has requested that the Lenders (a) agree to the amendment of certain provisions of the Loan Agreement, among other things, to revise certain financial covenants and to permit an overline credit facility that may be provided by certain Lenders in the aggregate principal amount of up to $60,000,000 and (b)(i) waive certain provisions of the Loan Agreement to permit the distribution and sale by Borrower to its parent, FoxMeyer Health Corporation ("Fox Health"), of certain of its subsidiaries engaged in its CareStream operations (and certain assets related thereto) and (ii) release such subsidiaries from their Guaranties of Borrower's obligations under the Loan Agreement;

       WHEREAS, the Lenders executing this Seventh Amendment, Issuer, Administrative Agent and Documentation Agent are willing to agree to such amendments and (provided all Lenders





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so agree) provide such waiver and agree to such release, all upon the terms and conditions set forth below;

       NOW, THEREFORE, for valuable consideration hereby acknowledged, the parties hereto hereby agree as follows:

       SECTION 1. DEFINITIONS. Unless otherwise defined herein, terms are used herein as defined in the Loan Agreement.

       SECTION 2. AMENDMENT OF LOAN AGREEMENT. Subject to Section 4 of this Seventh Amendment:

       (a) Section 1.2 of the Loan Agreement is hereby amended by deleting the definitions of "Applicable Coverage Ratio", "Development Cost Debt Service Coverage Ratio Adjustment Amount", "Development Cost Interest Coverage Ratio Adjustment Amount", "Funded Debt", "Funded Debt Service", "Healthcare Connect Subsidiaries" and "Permitted Indebtedness" and adding the following definitions (in appropriate alphabetical order):

              Applicable Coverage Ratio.  Means, as of any date, the ratio of
       (a)(i) EBIT, plus (ii) amortization and depreciation expense, plus (iii) the Development Cost Interest Coverage Ratio Adjustment Amount, plus
       (iv) the Phar-Mor Interest Coverage Ratio Adjustment Amount, plus (v) the CareStream EBT Adjustment Amount, less (vi) the CareStream D&A Adjustment Amount, of Borrower and the Consolidated Subsidiaries for the 12 month period ended on such date, to (b)(i) Interest Expense, less
       (ii) the CareStream Interest Expense Adjustment Amount, plus (iii) interest income then being currently received (to the extent such income is netted against interest charges in the definition of "Interest Expense"), for such 12 month period.

              CareStream D&A Adjustment Amount. Means, for each date of determination after the CareStream Operations shall have been first accounted for as a discontinued operation of Borrower and the Consolidated Subsidiaries in accordance with GAAP, the amounts in respect of depreciation and amortization allocated to the CareStream Operations in accordance with GAAP for the 12 month period ending on such date of determination.

              CareStream Debt Service Adjustment Amount. Means, for each date of determination after the CareStream Operations shall first have been accounted for as a discontinued operation of Borrower and the Consolidated Subsidiaries in accordance with GAAP, the principal and interest payments allocated to or or paid directly by the CareStream Operations in accordance with





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       GAAP for the 12 month period ending on such date of determination.

              CareStream EBT Adjustment Amount. Means, for each date of determination after the CareStream Operations shall have been first accounted for as a discontinued operation of Borrower and the Consolidated Subsidiaries in accordance with GAAP, an amount equal to the loss of Borrower and the Consolidated Subsidiaries before provision for income taxes allocated to the CareStream Operations in accordance with GAAP for the 12 month period ending on such date of determination.

              CareStream Holdings. Means the wholly owned Consolidated Subsidiary to be formed for the purpose of acquiring all of the capital stock of the Subsidiaries of Borrower (and related assets) engaged in the CareStream Operations, which Subsidiary shall execute a Guaranty Agreement pursuant to Section 3.3 not later than the date it acquires such capital stock (and related assets).

              CareStream Indemnity. Means the assumption and indemnity agreement from NII to CareStream Holdings and Borrower, (a) assuming and providing CareStream Holdings, and Borrower and its other Subsidiaries, indemnification against all obligations and liabilities, and related expenses, in respect of the CareStream Transactions (as defined in the Seventh Amendment hereto) and the CareStream Operations, including without limitation (i) all taxes payable on account of the dividend and sale of appreciated assets included in the CareStream Transactions, any future deconsolidation of the CareStream Operations from the affiliated group (as defined in Section 1504 of the Code) that includes NII, (ii) all deferred purchase price, earnout and other obligations under the agreements under which the CareStream Operations were acquired and (iii) all contingent obligations for financing provided for the CareStream Operations, and (b) providing Borrower and its Subsidiaries with a right of setoff in respect of such indemnification for amounts payable under the Tax Sharing Agreement, all on terms contemplated by the Seventh Amendment hereto and satisfactory to Administrative Agent (as amended, supplemented or otherwise modified from time to time in accordance with
       Section 6.2(w)).

              CareStream Interest Expense Adjustment Amount. Means, for each date of determination after the CareStream Operations shall have been first accounted for as a discontinued operation of Borrower and the Consolidated Subsidiaries in accordance with GAAP, the Interest Expense allocated to or paid directly by the CareStream Operations in accordance with GAAP for the 12 month period ending on such date of determination.





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              CareStream Net Income Adjustment Amount.  Means, for each date of determination after the CareStream Operations shall have been first accounted for as a discontinued operation of Borrower and the Consolidated Subsidiaries in accordance with GAAP, the loss (after income taxes) of Borrower and the Consolidated Subsidiaries allocated to the CareStream Operations in accordance with GAAP for the 12 month period ending on such date of determination.

              CareStream Note. Means the secured promissory note, in the principal amount contemplated by the Seventh Amendment hereto, made by NII payable to the order of CareStream Holdings evidencing the purchase price for the CareStream Operations, on terms contemplated by the Seventh Amendment hereto and satisfactory to Administrative Agent (as amended, restated, replaced, substituted, supplemented or otherwise modified from time to time in accordance with Section 6.2(w)).

              CareStream Operations. Means the operations conducted by Healthcare Connect, Inc. and its Subsidiaries, principally providing healthcare administration and management services, together with (a) the assets of Healthcare Connect, Inc. and its Subsidiaries, (b) the assets purchased by Borrower and/or FoxMeyer Drug Company from the chapter 11 estate of Synercom Healthcare Systems, Inc. on or about February 8, 1995, and (c) the assets (consisting principally of hardward and software) used as of the Waiver Effective Date (as defined in the Seventh Amendment hereto) in the operation of the DataNet division of Borrower and/or FoxMeyer Drug Company, but excluding all shares of capital stock of FoxMeyer Canada.

              CareStream Pledge Agreement. Means the pledge agreement from NII to CareStream Holdings, pledging all of the capital stock and assets included in the CareStream Operations distributed or sold to NII as contemplated by the Seventh Amendment hereto, as security for the CareStream Note and the CareStream Indemnity (which collateral shall be released upon the payment in full of the CareStream Note), on the terms contemplated by the Seventh Amendment hereto and satisfactory to Administrative Agent (as amended, supplemented or otherwise modified from time to time in accordance with Section 6.2(w)).

              Development Cost Debt Service Coverage Ratio Adjustment Amount. Means, as of any date of determination, the aggregate amount of any reduction of Operating Cash Flow attributable to any write-off of previously capitalized computer software development costs or any write-off of the costs of, or loss on the





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       disposition of, replaced computer software and related hardware, but excluding any such reduction in respect of the CareStream Operations; provided that the aggregate amount of the Development Cost Debt Service Coverage Ratio Adjustment Amount utilized during any period of 12 months shall not exceed $5,000,000 (prior to any adjustment for income taxes).

              Development Cost Interest Coverage Ratio Adjustment Amount. Means, as of any date of determination, the aggregate amount of any reduction of EBIT attributable to any write-off of previously capitalized computer software development costs or any write-off of the costs of, or loss on the disposition of, replaced computer software and related hardware, but excluding any such reduction in respect of the CareStream Operations; provided that the aggregate amount of the Development Cost Interest Coverage Ratio Adjustment Amount utilized during any period of 12 months shall not exceed $5,000,000 (prior to any adjustment for income taxes).

              Funded Debt. Means, as of the date of any determination, the sum of the following (without duplication): (a) all Indebtedness evidenced by the Notes or the B Borrowing Account as of such date, (b) all Indebtedness evidenced by the 7.09% Notes as of such date, (c) all Indebtedness consisting of Subordinated Debt as of such date, (d) all Indebtedness which would be classified as "funded debt" or "long-term debt", including the current portions thereof, on a consolidated balance sheet of Borrower and the Consolidated Subsidiaries prepared as of such date in accordance with GAAP, (e) all Indebtedness of Borrower or any Consolidated Subsidiary having a final maturity (or which is renewable or extendible at the option of the obligor for a period ending) more than one year after the date of creation thereof, notwithstanding that payments in respect thereof are required to be made by the obligor less than one year after the date of the creation thereof or that any amount thereof is at the time included also in Current Liabilities of such obligor, (f) all Indebtedness of Borrower or any Consolidated Subsidiary outstanding under a revolving credit or similar agreement providing for borrowings (and renewals and extensions thereof) over a period of more than one year, notwithstanding that any such Indebtedness is created within one year of the expiration of such agreement, (g) the present value (discounted at the implicit rate, if known, or ten percent (10%) per annum otherwise) of all obligations in respect of Capital Leases of Borrower or any Consolidated Subsidiary and (h) Redeemable Capital Stock of Borrower valued at the greater of its voluntary or involuntary maximum fixed repurchase or redemption





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       price plus accrued and unpaid dividends.  For purposes hereof, the
       "maximum fixed repurchase or redemption price" of any Redeemable Capital Stock which does not have a fixed repurchase or redemption price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased or redeemed on any date on which Funded Debt shall be required to be determined, and if such price is based upon, or measured by, the fair market value of such Redeemable Capital Stock, such fair market value to be determined in good faith by the Board of Directors of the issuer of such Redeemable Capital Stock. Notwithstanding the foregoing, Funded Debt shall be deemed not to include Indebtedness under the Overline Facility, which is due and payable not later than March 31, 1996.

              Funded Debt Service. Means, with respect to Borrower and the Consolidated Subsidiaries, for any period, the sum of (a) the aggregate of all principal and interest payments and repurchase or redemption payments required or scheduled to be made during such period with respect to Funded Debt, (b) interest payments required to be made during such period with respect to Indebtedness under the Overline Facility and
       (c) Preferred Dividends accruing or payable during such period.

              Healthcare Connect Subsidiaries. Means Healthcare Connect, Inc., a Delaware corporation, and its wholly owned Subsidiaries, OmNex Health, Inc. (formerly HCPP Holdings, Inc.), Health Care Pharmacy Providers, Inc., NexCare, Inc., US HealthData Interchange, Inc. and Scrip Card Enterprises, Inc., and any future wholly owned Subsidiaries of Healthcare Connect, Inc., for such periods as such Persons are wholly owned Subsidiaries of Borrower.

              New CareStream. Means the wholly-owned Subsidiary of NII formed for the purpose of holding the CareStream Operations acquired from Borrower and CareStream Holdings.

              Overline Facility. Means any agreement to be entered into among Borrower, Operating Subsidiaries, the lenders named therein and Citicorp USA, Inc., as Administrative Agent, providing a working capital facility in the aggregate principal amount of up to $60,000,000, and all Guaranties and other documents related thereto, as such agreement, Guaranties and other documents may be amended, replaced, supplemented or otherwise modified from time to time.

              Permitted Indebtedness. Means (a) the Obligations, (b) the existing Indebtedness, other than





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       the 7.09% Notes and the 7.09% Note Guaranties, expressly identified on
       Schedule 2 hereto (including renewals or extensions thereof, but excluding increases thereof except as may otherwise be permitted), (c) Guaranties of Indebtedness of customers of Borrower or an Operating Subsidiary by Borrower or such Operating Subsidiary, provided such Guaranties constitute Permitted Customer Advances, (d) agreements entered into in the ordinary course of business by Borrower or an Operating Subsidiary to repurchase at a discounted price Inventory sold to customers of Borrower or such Operating Subsidiary, (e) obligations evidenced by the Intercompany Notes, (f) accounts payable and other accruals incurred by Borrower or any Consolidated Subsidiary and payable or owing to another Person who is Borrower or any Consolidated Subsidiary as a result of the cash management system of Borrower and its Consolidated Subsidiaries, (g) obligations evidenced by any Interest Rate Protection Agreement in respect of the Obligations or the 7.09% Notes, (h) any Indebtedness which is expressly permitted pursuant to clause (iv) of Section 6.2(l), (i) Indebtedness consisting of the 7.09% Notes and the 7.09% Note Guaranties, (j) Indebtedness consisting of Redeemable Capital Stock, provided such stock is Preferred Stock which does not provide for mandatory repurchase or redemption prior to the fifth (5th) anniversary of the date of issuance thereof, (k) Subordinated Debt incurred in the aggregate principal amount not to exceed $200,000,000, provided that at the time of any incurrence of such Indebtedness and after giving effect thereto and considering facts and circumstances then existing, no Potential Default or Event of Default exists or will occur or may reasonably be expected to occur, (l) up to $10,000,000 of Indebtedness consisting of (i) Capital Leases or (ii) purchase money Indebtedness secured by Liens permitted by clause (h) of the definition of "Permitted Liens" and (m) Indebtedness from time to time outstanding under the Overline Facility.

              (b) Section 2.8 of the Loan Agreement is hereby amended by adding the following new subsection (i) thereto:

                     (i) Seventh Amendment Fee. Borrower shall pay to Administrative Agent for the account of each Lender which executes the Seventh Amendment hereto an amendment fee equal to one tenth of one percent (0.10%) of such Lender's Commitment. Such fee shall be paid (i) on the date the amendments provided in the Seventh Amendment hereto become effective as to all Lenders which have executed the Seventh Amendment as of such date and
              (ii) on the earlier of the effective date of the waiver provided in the Seventh Amendment hereto or five days after their





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              respective executions thereof as to all Lenders which execute the
              Seventh Amendment hereto after such amendments become effective.

              (c) Section 3.3 of the Loan Agreement is hereby amended by deleting the phrase "upon request by Administrative Agent" and inserting in place thereof the word "thereafter".

              (d) Section 6.1(f) of the Loan Agreement is hereby amended by adding the following new sentence at the end thereof:

              In furtherance of the foregoing, but not by way of limitation thereof, Borrower and the Operating Subsidiaries shall permit Administrative Agent to conduct during normal business hours after reasonable notice to Borrower, from time to time at Borrower's expense, a review and examination of the Inventory and Receivables, and related systems, of Borrower and the Consolidated Subsidiaries, which review and examination may include a verification of the amounts of Inventory and Receivables in the financial statements of Borrower and the Consolidated Subsidiaries; provided, however, that if the Administrative Agent shall conduct more than one such review and examination in any calendar year, the Borrower shall only be required to reimburse Administrative Agent for the expenses related to the first of such reviews and Administrative Agent and Lenders shall be responsible for the expenses relating to each subsequent review in such calendar year.

              (e) Section 6.1(m) of the Loan Agreement is hereby amended by inserting after the phrase "7.09% Note Guaranties" the phrase "and the Indebtedness under the Overline Facility".

              (f) Section 6.2(d) of the Loan Agreement is hereby amended by deleting the proviso at the end of such section in its entirety.

              (g) Section 6.2(f) of the Loan Agreement is hereby amended (i) by inserting at the end of clause (i) thereof the phrase ", plus (E) the CareStream EBT Adjustment Amount", (ii) by inserting after the phrase "the Service Fee Adjustment Amount," in clause (ii) thereof the phrase "less the CareStream Interest Expense Adjustment Amount," and (iii) by deleting the last four ratios set forth in the table therein and inserting in place thereof the following new ratios:

                    Last Day of
                 Applicable Period                                        Ratio
             -------------------------                                ------------
             9/30/95                                                  2.50 to 1.00
             12/31/95                                                 2.00 to 1.00
             3/31/96                                                  2.50 to 1.00
             6/30/96 and thereafter                                   3.40 to 1.00





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              (h)    Section 6.2(g) of the Loan Agreement is hereby amended (i)
by inserting at the end of clause (i) thereof the phrase ", plus (D) the CareStream Net Income Adjustment Amount, less (E) the CareStream D&A Adjustment Amount, less (F) the CareStream Interest Expense Adjustment Amount" and (ii) by deleting the phrase "Funded Debt Service" in clause (ii) thereof and inserting in place thereof the phrase "(A) Funded Debt Service, less (B) the CareStream Debt Service Adjustment Amount".

              (i)    Section 6.2(i) of the Loan Agreement is hereby amended by:

                     (i) inserting after the phrase "Permitted Indebtedness referred to in clause (d) of the definition thereof" each place it appears the phrase "or, for the fiscal quarter ending December 31, 1995, Permitted Indebtedness referred to in clause (m) of the definition thereof"; and

                     (ii) deleting the phrase "0.60 to 1.00" and inserting in place thereof the following: "(i) 0.60 to 1.00 for all fiscal quarters of Borrower other than the fiscal quarter ending December 31, 1995 and (ii) 0.63 to 1.00 for the fiscal quarter ending December 31, 1995."

              (j) Section 6.2(n) of the Loan Agreement is hereby amended by inserting after the phrase "Revolving Receivables Purchase Program," in the second sentence thereof the phrase "and except as set forth in the Overline Facility,".

              (k) Section 6.2(w) of the Loan Agreement is hereby amended by deleting the section heading in its entirety and inserting in place thereof the new heading "NII Loan Documents; Other Documents" and adding at the end of such section the following:

              Borrower shall not allow to occur any of the following without the prior written consent of Administrative Agent and Majority
              Lenders: (A) modify the terms of payment of principal (whether at maturity, on mandatory prepayment or otherwise) or interest in respect of the CareStream Note, (B) release any collateral securing the CareStream Note and the CareStream Indemnity, except as permitted by the CareStream Pledge Agreement, or (C) modify or release any assumption or indemnification obligations benefiting Borrower and the Consolidated Subsidiaries under the CareStream Indemnity.





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              (l)    Section 6.3(a) is hereby amended by deleting clause (ii)
thereof and inserting in place thereof the following:

              (ii) the calculation of the Applicable Leverage Ratio for each day of the preceding month and a borrowing base certificate as of the last day of such preceding month substantially in the form of Exhibit N hereto, all in reasonable detail and certified as to accuracy by a Financial Officer of Borrower and the Operating Subsidiaries.

              (m) Section 6.3(h) of the Loan Agreement is hereby amended by inserting after the phrase "7.09% Note Purchase Agreements" the phrase ", the Overline Facility".

              (n)    Section 6.3(o) of the Loan Agreement is hereby amended by:

                     (i) substituting a comma for the word "or" before the "(iv)" and inserting after the phrase "any Subordinated Debt," in the first clause thereof the phrase "(v) the Overline Facility or
              (vi) the CareStream Note, the CareStream Pledge Agreement or the CareStream Indemnity,"; and

                     (ii) inserting after the words "any of the NII Loan Documents" the phrase ", the Revolving Receivables Purchase Program, the Overline Facility, the CareStream Note, the CareStream Pledge Agreement, the CareStream Indemnity".

              (o)    Section 7.1(d) of the Loan Agreement is hereby amended by
(i) inserting after the word "Notes" in the title thereto the phrase ", Overline Facility" and (ii) inserting after the first semi-colon in such Section the following phrase:

              or any Event of Default (as defined in the Overline Facility) shall occur; or any one or more Events of Default (as defined in the CareStream Note, the CareStream Pledge Agreement or the CareStream Indemnity) shall occur;

              (p) Exhibit M to the Loan Agreement is hereby amended by substituting in place thereof a new Exhibit M, to read as provided in Exhibit 1 to the Seventh Amendment hereto.

              (q) Exhibit N is hereby added to the Loan Agreement to read as provided in Exhibit 2 to the Seventh Amendment hereto.





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       SECTION 3.  REQUESTED CONSENT AND RELEASE.

              (a) Borrower hereby requests that Lenders waive the provisions of Sections 6.1(i), 6.1(l), 6.2(b), 6.2(j), 6.2(k), 6.2(l), 6.2(n) and 6.2(q)
of the Loan Agreement to permit the following transactions (the "CareStream Transactions"):

                     (i) a dividend to Fox Health of $5,000,000 in value of the capital stock of Health Care Pharmacy Providers, Inc. ("HCPP") and the contribution by Fox Health of such capital stock to its wholly-owned Subsidiary formed for the purpose of holding the CareStream Operations (as hereinafter defined) ("New CareStream");

                     (ii) the creation of a wholly owned Subsidiary of Borrower ("CareStream Holdings") to hold all of the capital stock of HealthCare Connect, Inc. and its Subsidiaries, OmNex Health, Inc., NexCare, Inc., Scrip Card Enterprises, Inc. and US HealthData Interchange, Inc., including the balance of the capital stock of HCPP but excluding all shares of capital stock of FoxMeyer Canada, the assets purchased by Borrower and/or Foxmeyer Drug Company from the chapter 11 estate of Synercom Healthcare Systems, Inc. on or about February 8, 1995, and the assets used as of the Waiver Effective Date (as defined below) in the operation of the DataNet division of Borrower and/or FoxMeyer Drug Company (collectively, the "CareStream Operations") and the contribution of such capital stock and assets to CareStream Holdings; and

                     (iii) the sale by CareStream Holdings of the CareStream Operations to Fox Health for a consideration equal to (A) the amount of Borrower's consolidated investment in the CareStream Operations from March 31, 1993 to the date of such sale (which investment aggregated $19,983,000 from March 31, 1993 through March 31, 1995) less $5,000,000 (representing the amount of the dividend described in paragraph (i) above), which amount shall be evidenced by a promissory note (the "CareStream Note") of Fox Health payable on the earlier of (1) the date of consummation of any public or private offering of shares of capital stock of New CareStream or any other transaction (whether sale of stock or assets, merger or other business combination) in which funds are received by Fox Health or any of its Subsidiaries (including without limitation New CareStream) in respect of the sale or other disposition of the CareStream Operations (or any interest therein) or (2) one year from the date of the CareStream Note, which note will be secured





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              by a first priority pledge and security interest in the capital stock and assets distributed or sold to Fox Health as part of the CareStream Transactions and (B) the assumption and indemnification (the "CareStream Indemnity") by Fox Health for all obligations and liabilities, and related expenses, in respect of the CareStream Transactions, including without limitation obligations for Taxes (as defined in, and notwithstanding, the Tax Sharing Agreement, including estimated Taxes), deferred or contingent purchase price obligations and contingent obligations for financing, and providing a right of setoff for amounts payable under the Tax Sharing Agreement.

              (b) In order to induce Lenders to provide such waiver, Borrower hereby represents, warrants and covenants as follows:

                     (i) The CareStream Transactions are correctly described in paragraph (a) above and the memoranda dated October 3, 1995 and October 13, 1995 (collectively, the "Transaction Description"), from Borrower to Lenders. The Transaction Description does not omit any statement of a material fact necessary to make the statements contained therein or herein not misleading.

                     (ii) The principal amount of the CareStream Note will be not less than the actual amount of all loans, advances, capital contributions and other investments made by Borrower and its Consolidated Subsidiaries in the CareStream Operations after March 31, 1993, less $5,000,000. After giving effect to the CareStream Transactions, (A) the maximum aggregate amount of (1) obligations of Borrower and the Consolidated Subsidiaries to pay the deferred or contingent purchase prices for the CareStream Operations and (2) all Guaranties and other contingent obligations of Borrower and the Consolidated Subsidiaries for financing of the CareStream Operations shall not exceed $5,000,000, and shall be fully assumed and indemnified against by Fox Health pursuant to the CareStream Indemnity, and (B) neither Borrower or any Consolidated Subsidiary will have any other liabilities or obligations to, or any agreement to provide financial support for, the CareStream Operations.

                     (iii) The consummation of the CareStream Transactions will not, and Borrower hereby agrees that the consummation of the CareStream Transactions shall not, violate the terms of, or give rise to a default under, the 7.09% Notes, the 7.09% Note





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




              Guaranties or the 7.09% Note Purchase Agreements, the agreements and instruments evidencing the Revolving Receivables Purchase Program or any other material agreement, any law, rule or regulation, or any order, writ, judgment, injunction, decree, determination or award, to which Borrower or any Consolidated Subsidiary is a party or by which it or any of its material Assets are bound or affected. None of the CareStream Transactions will have a Material Adverse Effect.

                     (iv) After giving effect to the CareStream Transactions, Borrower and each of the Operating Subsidiaries will be Solvent, both as a separate corporate entity and on a consolidated basis with its Subsidiaries.

              (c)    On the basis of the representations and warranties in this
Section 3 and in Section 5 of this Seventh Amendment, and subject to Section 4 of this Seventh Amendment, Lenders executing this Seventh Amendment hereby (i) waive, in this specific instance, the provisions of the Loan Agreement set forth in paragraph (a) above insofar as may be required to effect the CareStream Transactions and (ii) agree to release and terminate on the Waiver Effective Date (as hereinafter defined) the Guaranty Agreements of the following Guarantors: Healthcare Connect, Inc., OmNex Health, Inc. (formerly HCPP Holdings, Inc.), HCPP, NexCare, Inc., Scrip Card Enterprises, Inc. and US HealthData Interchange, Inc.; provided that the waiver and release contemplated by this Section 3 shall not become effective if a Potential Default or an Event of Default shall have occurred and be continuing.

              (d) Borrower acknowledges and agrees that the foregoing waiver shall extend only to the requirements of the Loan Agreement to the limited extent expressly provided herein and shall not extend to any other or additional state of facts or circumstances or any other covenant, obligation, representation or warranty of any party to the Loan Agreement or the other Loan Papers.

       SECTION 4.  EFFECTIVENESS.

              (a) This Seventh Amendment shall become binding on the parties hereto when executed by the Required Lenders, Issuer, Administrative Agent, Borrower and Operating Subsidiaries; provided it is so executed not later than October 24, 1995. However, the amendments provided in Section 2 of this Seventh Amendment shall not become effective until all of the applicable conditions therefor provided in this Section 4 shall have been satisfied, and the waiver and agreement to release provided in Section 3 of this Seventh Amendment shall not become effective until all of the applicable conditions therefor provided in this Section 4 shall have been satisfied and all Lenders shall have executed this Seventh Amendment. The amendments provided in Section 2 of this Seventh Amendment may become and shall remain effective even if the waiver and agreement to release provided in Section 3 of this Seventh Amendment does not become effective.

              (b) The amendments provided in Section 2 of this Seventh Amendment shall become effective upon satisfaction of the following, in a manner acceptable to Administrative Agent, on or before October 24, 1995 (the date of such effectiveness herein called the "Amendment Effective Date"):

                     (i) All of the Guarantors shall have executed and delivered the Consent and Agreement attached to this Seventh Amendment (the "Guarantor Consent and Agreement").

                     (ii) Borrower and each Guarantor shall have delivered to Administrative Agent certificates providing the certifications contemplated by Section 4.1(c) of the Loan Agreement as of the Amendment Effective Date, including resolutions authorizing the execution, delivery and performance of this Seventh Amendment and the Guarantor Consent and Agreement.

                     (iii) Administrative Agent shall have received an opinion of Weil, Gotshal & Manges, counsel to Borrower and the Operating Subsidiaries, in form and substance satisfactory to Administrative Agent, that this Seventh Amendment and the Guarantor Consent and Agreement have been duly authorized, executed and delivered by Borrower, the Operating Subsidiaries, and the other Consolidated Subsidiaries, and that the Credit Agreement, as amended by this Seventh Amendment, and the Guaranty Agreements, as confirmed by the Guarantor Consent and Agreement, constitute the legal, valid, and binding obligations of Borrower, Operating Subsidiaries and the other Consolidated Subsidiaries, enforceable in accordance with their respective terms (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or similar laws or principles of equity affecting enforcement of creditors' rights generally), and as to such other matters as Administrative Agent deems appropriate.

                     (iv) Before and after giving effect to this Seventh Amendment, the representations and warranties provided in Article V of the Loan Agreement, as supplemented by the addition of NexCare, Inc. to Schedule 2 thereto as set forth on

              Exhibit 3 to this Seventh Amendment, shall be true and correct on the Amendment Effective Date as if made on such date (except to the extent that such representations and warranties are expressly by their terms made only as of a date other than the Restatement Date or the date of this Seventh Amendment), and no Potential Default or Event of Default shall have occurred or be continuing on the Amendment Effective Date.

                     (v) Borrower shall have paid all fees and expenses payable by Borrower under the Loan Papers on or before the Amendment Effective Date.

                     (vi) Administrative Agent shall have received such other documents, instruments, certificates and opinions as it shall deem necessary or appropriate in connection with the amendments contemplated by Section 2 of this Seventh Amendment and the transactions contemplated thereby.

                     (vii) Administrative Agent shall have received a certificate from a Financial Officer of Borrower certifying the satisfaction of the conditions precedent set forth in this paragraph (b).

              (c) The waiver provided in Section 3 of this Seventh Amendment shall be effective, and Administrative Agent shall be authorized to release and terminate the Guaranty Agreements of the Consolidated Subsidiaries named in
Section 3(c) of this Seventh Amendment, upon satisfaction of the following, in a manner acceptable to Administrative Agent, on or before May 31, 1996 (the date of effectiveness herein called the "Waiver Effective Date"):

                     (i)    The Amendment Effective Date shall occur.

                     (ii) Borrower shall provide Administrative Agent with at least five Business Days' notice of the proposed consummation of the CareStream Transactions, which notice shall include copies of the proposed CareStream Note, CareStream Pledge Agreement and CareStream Indemnity (collectively, the "CareStream Transaction Documents"), and the CareStream Transaction Documents shall be in form and substance satisfactory to Administrative Agent. The CareStream Transactions shall be consummated as contemplated by this Seventh Amendment, and all proceedings taken in connection with the CareStream Transactions shall be satisfactory to Administrative Agent and its counsel.

                     (iii) Borrower and CareStream Holdings shall have received the CareStream Note, the CareStream

              Pledge Agreement and the CareStream Indemnity, duly executed by Fox Health, together with certificates representing all of the capital stock required to be pledged pursuant thereto and related stock powers duly endorsed in blank.

                     (iv) Administrative Agent shall have received evidence that all Intercompany Notes of HCPP and the other Subsidiaries of CareStream Holdings shall be repaid in full or contributed to capital and included in the principal amount of the CareStream Note.

                     (v) Administrative Agent shall have received an opinion of Weil, Gotshal & Manges, counsel to Borrower and the Operating Subsidiaries, in form and substance satisfactory to Administrative Agent, (A) confirming the opinion provided under paragraph (b)(iii) above as of the Waiver Effective Date, (B) that the CareStream Transaction Documents have been duly authorized, executed and delivered by Fox Health and New CareStream and constitute the legal, valid and binding obligations of Fox Health and New CareStream, enforceable in accordance with their respective terms (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or similar laws or principles of equity affecting enforcement of creditors' rights generally), (C) that the execution, delivery and performance of the CareStream Transaction Documents do not violate the terms of, or give rise to a default under, the 7.09% Notes, the 7.09% Note Guaranties or the 7.09% Note Purchase Agreements, the agreements and instruments evidencing the Revolving Receivables Purchase Program, any law, rule or regulation, or any order, writ, judgment, injunction, decree or determination or award, to which Borrower or any Consolidated Subsidiary is a party or by which it or any of its material Assets are bound or affected, (D) that the CareStream Pledge Agreement creates a valid and enforceable pledge of and security interest in the capital stock and assets intended to be subject thereto, and (E) as to such other matters as Administrative Agent deems appropriate.

                     (vi) Before and after giving effect to the CareStream Transactions, the representations and warranties provided in
              Article V of the Loan Agreement, as supplemented by the addition of NexCare, Inc. to Schedule 2 thereto as set forth on Exhibit 3 to this Seventh Amendment, and in Section 2 of this Seventh Amendment shall be true and correct on the Waiver Effective Date as if made on such date (except to the extent that such representations and warranties are expressly by their terms made only as of a date other than the Restatement Date or the date of this Seventh Amendment), and no Potential Default or Event of Default shall have occurred or be continuing on the Waiver Effective Date.

                     (vii) Borrower shall have paid all fees and expenses payable by Borrower under the Loan Papers on or before the Waiver Effective Date.

                     (viii) Administrative Agent shall have received such other documents, instruments, certificates and opinions as it shall deem necessary or appropriate in connection with the waiver contemplated by Section 3 of this Seventh Amendment and the transactions contemplated thereby.

                     (ix) Administrative Agent shall have received a certificate from a Financial Officer of Borrower certifying the satisfaction of the conditions precedent set forth in this paragraph (c).

       SECTION 5. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants, and each Operating Subsidiary as to matters relating to such Operating Subsidiary represents and warrants, that this Seventh Amendment and the Guarantor Consent and Agreement have been duly authorized, executed and delivered by Borrower, Operating Subsidiaries and the other Consolidated Subsidiaries and constitute the legal, valid, and binding obligations of Borrower, Operating Subsidiaries and the other Consolidated Subsidiaries, enforceable in accordance with their respective terms (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or similar laws or principles of equity affecting the enforcement of creditors' rights generally). Borrower further represents and warrants that, before and after giving effect to this Seventh Amendment, (a) there exists no Potential Default or Event of Default on the date of this Seventh Amendment, (b) the representations and warranties set forth in Article V of the Loan Agreement, as supplemented by the addition of NexCare, Inc. to Schedule 2 thereto as set forth on Exhibit 3 to this Seventh Amendment, are true and correct on the date of this Seventh Amendment (including the representations or warranties that are otherwise expressly made as of the Restatement Date), and
(c) Borrower and Operating Subsidiaries have complied with all agreements and conditions to be complied with by it under the Loan Agreement and other Loan Papers by the date of this Seventh Amendment.

       SECTION 6. ENTIRE AGREEMENT; RATIFICATION. This Seventh Amendment embodies the entire agreement of the parties and supersedes any prior agreements or understandings with respect to the subject matter hereof. Except as amended or waived hereby, the Loan Agreement and all other Loan Papers shall continue in full force and effect.

       SECTION 7. GOVERNING LAW. THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE U.S. FEDERAL LAWS.

       SECTION 8. COUNTERPARTS. This Seventh Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

       SECTION 9. NO ORAL AGREEMENTS. THIS SEVENTH AMENDMENT, TOGETHER WITH THE LOAN AGREEMENT AND THE OTHER LOAN PAPERS, CONSTITUTES A "LOAN AGREEMENT" FOR THE PURPOSES OF SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN (A) BORROWER OR ANY OPERATING SUBSIDIARY AND (B) ADMINISTRATIVE AGENT, DOCUMENTATION AGENT, ANY LENDER OR ISSUER.

       IN WITNESS WHEREOF, this Seventh Amendment to Amended and Restated Loan Agreement is executed as of the date first set forth above.

                                        FOXMEYER CORPORATION


                                        By
                                           -----------------------------------
                                          Title:


                                        FOXMEYER DRUG COMPANY


                                        By
                                           -----------------------------------
                                          Title:


                                        MERCHANDISE COORDINATOR SERVICES
                                        CORPORATION


                                        By
                                           -----------------------------------
                                          Title:


                                        HARRIS WHOLESALE COMPANY


                                        By
                                           -----------------------------------
                                          Title:


                                        CITICORP USA, INC., individually and
                                        as Administrative Agent


                                        By
                                           -----------------------------------
                                          Title:

                                        NATIONSBANK OF TEXAS, N.A.,
                                        individually and as Co-Agent and
                                        Documentation Agent


                                        By
                                           -----------------------------------
                                          Title:


                                        BANQUE PARIBAS, individually and as
                                        Co-Agent


                                        By
                                           -----------------------------------
                                          Title:


                                        By
                                           -----------------------------------
                                          Title:


                                        CITIBANK, N.A., as Issuer (and not a
                                        Lender)


                                        By
                                           -----------------------------------
                                          Title:


                                        FIRST BANK NATIONAL ASSOCIATION


                                        By
                                           -----------------------------------
                                          Title:


                                        THE BOATMEN'S NATIONAL BANK OF ST. LOUIS


                                        By
                                           -----------------------------------
                                          Title:

                                        BANK OF AMERICA ILLINOIS


                                        By
                                           -----------------------------------
                                          Title:


                                        FIRST INTERSTATE BANK OF TEXAS, N.A.


                                        By
                                           -----------------------------------
                                          Title:


                                        CREDIT SUISSE


                                        By
                                           -----------------------------------
                                          Title:


                                        By
                                           -----------------------------------
                                          Title:


                                        PNC BANK, NATIONAL ASSOCIATION


                                        By
                                           -----------------------------------
                                          Title:


                                        THE FUJI BANK, LTD.


                                        By
                                           -----------------------------------
                                          Title:


                                        THE BANK OF TOKYO, LTD., DALLAS AGENCY


                                        By
                                           -----------------------------------
                                          Title:

                                        THE BANK OF NOVA SCOTIA


                                        By
                                           -----------------------------------
                                          Title:

                             CONSENT AND AGREEMENT

       The undersigned, being all of the Guarantors (as defined in the Loan Agreement), hereby consent and agree to the foregoing Seventh Amendment, including the amendments contemplated thereby, the release of certain Guarantors contemplated thereby and the distribution and sales of Assets permitted thereby, and hereby confirm their respective obligations under their respective Guaranty Agreements (as defined in the Loan Agreement), which shall remain in full force and effect.

                                        FOXMEYER DRUG COMPANY, a Kansas
                                             corporation
                                        DRXCARE, INC.
                                        HEALTH CARE PHARMACY PROVIDERS, INC.
                                        HEALTH MART, INC.
                                        FOXMEYER DRUG COMPANY, a Delaware
                                             corporation
                                        IV PARTNERS, INC.
                                        FOXMEYER REALTY COMPANY
                                        FOXMEYER SOFTWARE, INC.
                                        HEALTHCARE TRANSPORTATION SYSTEM, INC.
                                        MERCHANDISE COORDINATOR SERVICES
                                             CORPORATION
                                        CAROL STREAM HOLDINGS, INC.
                                        HARRIS WHOLESALE COMPANY
                                        HEALTHCARE CONNECT, INC.
                                        OMNEX HEALTH, INC. (formerly HCPP
                                             HOLDINGS, INC.)
                                        US HEALTHDATA INTERCHANGE, INC.
                                        SCRIP CARD ENTERPRISES, INC.
                                        HEALTH SYSTEMS, INC.
                                        NEXCARE, INC.


                                        By
                                           -----------------------------------
                                          Title: